                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of

       Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                             EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES TRUST)                       WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
--------------------------------         ------------------------------------------------ -------------- ---------------
Invesco Strategic Real Return Fund        Invesco will waive advisory fees in an amount
                                         equal to the advisory fees earned on underlying
                                                     affiliated investments                 4/30/2014      06/30/2016

AIM INVESTMENT FUNDS
(INVESCO INVESTMENT FUNDS)                             WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
--------------------------               ------------------------------------------------ -------------- ---------------
Invesco Global Targeted Returns Fund      Invesco will waive advisory fees in an amount
                                         equal to the advisory fees earned on underlying
                                                     affiliated investments                 12/17/2013     06/30/2016

Invesco Strategic Income Fund             Invesco will waive advisory fees in an amount
                                         equal to the advisory fees earned on underlying
                                                     affiliated investments                  5/2/2014      06/30/2016

AIM TREASURER'S SERIES TRUST
(INVESCO TREASURER'S SERIES TRUST)                     WAIVER DESCRIPTION                 EFFECTIVE DATE EXPIRATION DATE
----------------------------------       ------------------------------------------------ -------------- ---------------
Premier Portfolio                        Invesco will waive advisory fees in the amount
                                         of 0.07% of the Fund's average daily net assets     2/1/2011      12/31/2014

Premier U.S. Government Money Portfolio  Invesco will waive advisory fees in the amount
                                         of 0.07% of the Fund's average daily net assets     2/1/2011      12/31/2014

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco American Franchise Fund               February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2016
Invesco Summit Fund                               July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2016
Invesco International Small Company Fund          July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                            COMMITTED UNTIL
----                                           EFFECTIVE DATE   ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2016
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Asia Pacific Growth Fund                  July 1, 2007   June 30, 2016
Invesco European Growth Fund                      July 1, 2007   June 30, 2016
Invesco Global Growth Fund                        July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund                August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund        July 1, 2007   June 30, 2016
Invesco International Core Equity Fund            July 1, 2007   June 30, 2016
Invesco International Growth Fund                 July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund                August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund          December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/        May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                    November 29, 2010   June 30, 2016
Invesco China Fund                              July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     June 30, 2016
Invesco Endeavor Fund                           July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund              May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund           December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/      September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/      December 17, 2013   June 30, 2016
Invesco International Total Return Fund         July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund               December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund      December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                December 17, 2013   June 30, 2016
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2016
Invesco Premium Income Fund                  December 13, 2011   June 30, 2016
Invesco Select Companies Fund                   July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                   May 2, 2014      June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2016
Invesco High Yield Fund                         July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2016
Invesco Money Market Fund                       July 1, 2007     June 30, 2016
Invesco Real Estate Fund                        July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2016
Invesco Comstock Fund                         February 12, 2010  June 30, 2016
Invesco Energy Fund                             July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2016
Invesco Technology Fund                         July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/ December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2016
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          ---------------- ---------------
 Invesco Balanced-Risk Aggressive Allocation
   Fund                                        January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

FUND                                                    EFFECTIVE DATE COMMITTED UNTIL
----                                                    -------------- ---------------
Invesco Conservative Income Fund                             TBD        June 30, 2016

                               CLOSED-END FUNDS

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Municipal Income Opportunities Trust      June 1, 2010   June 30, 2016
Invesco Quality Municipal Income Trust            June 1, 2010   June 30, 2016
Invesco Value Municipal Income Trust              June 1, 2010   June 30, 2016

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
                                                             as of July 1, 2014

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2015
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2015

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                        Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                        Contractual     0.59%    January 1, 2014   December 31, 2014

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2015
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2015
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2015
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2015

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                   ------------ ---------- ------------------ --------------
Invesco Growth and
  Income Fund
   Class A Shares      Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares      Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares      Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares      Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares     Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares     Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares      Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Low
  Volatility Equity
  Yield Fund
   Class A Shares
   Class B Shares      Contractual     2.00%      July 1, 2012    June 30, 2015
   Class C Shares      Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares      Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R5 Shares     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class Y Shares      Contractual     1.75%      July 1, 2012    June 30, 2015
   Investor Class      Contractual     1.75%      July 1, 2012    June 30, 2015
     Shares            Contractual     2.00%      July 1, 2012    June 30, 2015

Invesco Pennsylvania
  Tax Free Income Fund
   Class A Shares      Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares      Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares      Contractual     2.25%      July 1, 2012    June 30, 2015
   Class Y Shares      Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco S&P 500 Index
  Fund
   Class A Shares      Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares      Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares      Contractual     2.75%      July 1, 2012    June 30, 2015
   Class Y Shares      Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Small Cap
  Discovery Fund
   Class A Shares      Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares      Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares      Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R5 Shares     Contractual     1.75%   September 24, 2012 June 30, 2015
   Class R6 Shares     Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares      Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Strategic
  Real Return Fund
   Class A Shares      Contractual     0.78%     April 30, 2014   April 30, 2015
   Class C Shares      Contractual     1.53%     April 30, 2014   April 30, 2015
   Class R Shares      Contractual     1.03%     April 30, 2014   April 30, 2015
   Class R5 Shares     Contractual     0.53%     April 30, 2014   April 30, 2015
   Class R6 Shares     Contractual     0.53%     April 30, 2014   April 30, 2015
   Class Y Shares      Contractual     0.53%     April 30, 2014   April 30, 2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
 FUND                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
 ----                  ------------ ---------- ------------------ -------------
 Invesco Charter Fund
    Class A Shares     Contractual     2.00%      July 1, 2009    June 30, 2015
    Class B Shares     Contractual     2.75%      July 1, 2009    June 30, 2015
    Class C Shares     Contractual     2.75%      July 1, 2009    June 30, 2015
    Class R Shares     Contractual     2.25%      July 1, 2009    June 30, 2015
    Class R5 Shares    Contractual     1.75%      July 1, 2009    June 30, 2015
    Class R6 Shares    Contractual     1.75%   September 24, 2012 June 30, 2015
    Class S Shares     Contractual     1.90%   September 25, 2009 June 30, 2015
    Class Y Shares     Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                      ------------ ---------- ------------------ -------------
Invesco Diversified
  Dividend Fund
   Class A Shares         Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares         Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares         Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares         Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares        Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares        Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares         Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares  Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco Summit Fund
   Class A Shares         Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares         Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares        Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares         Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares         Contractual     1.75%      July 1, 2009    June 30, 2015

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                      ------------ ---------- ------------------ -------------
Invesco European Small
  Company Fund
   Class A Shares         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares         Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Global Core
  Equity Fund
   Class A Shares         Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares         Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares         Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares         Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares        Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares         Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco International
  Small Company Fund
   Class A Shares         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares        Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares         Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Small Cap Equity
  Fund
   Class A Shares         Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares        Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares        Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares         Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                        ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Income Allocation Fund
   Class A Shares                                Contractual     0.25%      May 1, 2012     April 30, 2015
   Class B Shares                                Contractual     1.00%      May 1, 2012     April 30, 2015
   Class C Shares                                Contractual     1.00%      May 1, 2012     April 30, 2015
   Class R Shares                                Contractual     0.50%      May 1, 2012     April 30, 2015
   Class R5 Shares                               Contractual     0.00%      May 1, 2012     April 30, 2015
   Class Y Shares                                Contractual     0.00%      May 1, 2012     April 30, 2015

Invesco International Allocation Fund
   Class A Shares                                Contractual     2.25%      May 1, 2012     June 30, 2015
   Class B Shares                                Contractual     3.00%      May 1, 2012     June 30, 2015
   Class C Shares                                Contractual     3.00%      May 1, 2012     June 30, 2015
   Class R Shares                                Contractual     2.50%      May 1, 2012     June 30, 2015
   Class R5 Shares                               Contractual     2.00%      May 1, 2012     June 30, 2015
   Class Y Shares                                Contractual     2.00%      May 1, 2012     June 30, 2015

Invesco Mid Cap Core Equity Fund
   Class A Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                     VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                    ------------ ---------- ------------------ -----------------
Invesco Moderate
  Allocation Fund
   Class A Shares       Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares       Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares       Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares       Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares      Contractual     1.25%      July 1, 2012      June 30, 2015
   Class S Shares       Contractual     1.40%      July 1, 2012      June 30, 2015
   Class Y Shares       Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Small Cap
  Growth Fund
   Class A Shares
   Class B Shares       Contractual     2.00%      July 1, 2009      June 30, 2015
   Class C Shares       Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares       Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R5 Shares      Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R6 Shares      Contractual     1.75%      July 1, 2009      June 30, 2015
   Class Y Shares       Contractual     1.75%   September 24, 2012   June 30, 2015
   Investor Class       Contractual     1.75%      July 1, 2009      June 30, 2015
     Shares             Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco U.S. Mortgage
  Fund
   Class A Shares       Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares       Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares       Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares      Contractual     1.25%      July 1, 2012      June 30, 2015
   Class Y Shares       Contractual     1.25%      July 1, 2012      June 30, 2015

        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                     VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                    ------------ ---------- ------------------ -----------------
Invesco Asia Pacific
  Growth Fund
   Class A Shares       Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares       Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares       Contractual     3.00%      July 1, 2009      June 30, 2015
   Class Y Shares       Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco European
  Growth Fund
   Class A Shares
   Class B Shares       Contractual     2.25%      July 1, 2009      June 30, 2015
   Class C Shares       Contractual     3.00%      July 1, 2009      June 30. 2015
   Class R Shares       Contractual     3.00%      July 1, 2009      June 30, 2015
   Class Y Shares       Contractual     2.50%      July 1, 2009      June 30, 2015
   Investor Class       Contractual     2.00%      July 1, 2009      June 30, 2015
     Shares             Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco Global Growth
  Fund
   Class A Shares       Contractual     2.25%    January 1, 2013     June 30, 2015
   Class B Shares       Contractual     3.00%    January 1, 2013     June 30. 2015
   Class C Shares       Contractual     3.00%    January 1, 2013     June 30, 2015
   Class R5 Shares      Contractual     2.00%    January 1, 2013     June 30, 2015
   Class R6 Shares      Contractual     2.00%    January 1, 2013     June 30, 2015
   Class Y Shares       Contractual     2.00%    January 1, 2013     June 30, 2015

Invesco Global
  Opportunities Fund
   Class A Shares       Contractual     1.36%     August 1, 2012   February 28, 2015
   Class C Shares       Contractual     2.11%     August 1, 2012   February 28, 2015
   Class R Shares       Contractual     1.61%     August 1, 2012   February 28, 2015
   Class R5 Shares      Contractual     1.11%     August 1, 2012   February 28, 2015
   Class R6 Shares      Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares       Contractual     1.11%     August 1, 2012   February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                    VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                   ------------ ---------- ------------------ -----------------
Invesco Global
  Small & Mid Cap
  Growth Fund
   Class A Shares      Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares      Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares      Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares     Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares      Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco International
  Core Equity Fund
   Class A Shares
   Class B Shares      Contractual     2.25%      July 1, 2009      June 30. 2015
   Class C Shares      Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares      Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares     Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R6 Shares     Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares      Contractual     2.00%   September 24, 2012   June 30, 2015
   Investor Class      Contractual     2.00%      July 1, 2009      June 30, 2015
     Shares            Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco International
  Growth Fund
   Class A Shares      Contractual     2.25%      July 1, 2013      June 30, 2015
   Class B Shares      Contractual     3.00%      July 1, 2013      June 30, 2015
   Class C Shares      Contractual     3.00%      July 1, 2013      June 30, 2015
   Class R Shares      Contractual     2.50%      July 1, 2013      June 30, 2015
   Class R5 Shares     Contractual     2.00%      July 1, 2013      June 30, 2015
   Class R6 Shares     Contractual     2.00%      July 1, 2013      June 30, 2015
   Class Y Shares      Contractual     2.00%      July 1, 2013      June 30, 2015

Invesco Select
  Opportunities Fund
   Class A Shares      Contractual     1.51%     August 1, 2012   February 28, 2015
   Class C Shares      Contractual     2.26%     August 1, 2012   February 28, 2015
   Class R Shares      Contractual     1.76%     August 1, 2012   February 28, 2015
   Class R5 Shares     Contractual     1.26%     August 1, 2012   February 28, 2015
   Class R6 Shares     Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares      Contractual     1.26%     August 1, 2012   February 28, 2015

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                    VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                   ------------ ---------- ------------------ -----------------
Invesco All Cap
  Market Neutral Fund
   Class A Shares      Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares      Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares      Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares     Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares     Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares      Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Balanced-Risk
  Allocation Fund/3/
   Class A Shares      Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares      Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares      Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares      Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares     Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R6 Shares     Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares      Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Balanced-Risk
  Commodity Strategy
  Fund/4/
   Class A Shares      Contractual     2.00%      July 1, 2014      June 30. 2015
   Class B Shares      Contractual     2.75%      July 1, 2014      June 30, 2015
   Class C Shares      Contractual     2.75%      July 1, 2014      June 30, 2015
   Class R Shares      Contractual     2.25%      July 1, 2014      June 30, 2015
   Class R5 Shares     Contractual     1.75%      July 1, 2014      June 30, 2015
   Class R6 Shares     Contractual     1.75%      July 1, 2014      June 30, 2015
   Class Y Shares      Contractual     1.75%      July 1, 2014      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 28, 2015
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 28, 2015
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 28, 2015
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 28, 2015
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 28, 2015

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2015
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2015
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2015

Invesco Endeavor Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Global Health Care Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2015
   Investor Class Shares                          Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual     1.40%      May 2, 2014       May 31, 2015
   Class C Shares                                 Contractual     2.15%      May 2, 2014       May 31, 2015
   Class R Shares                                 Contractual     1.65%      May 2, 2014       May 31, 2015
   Class Y Shares                                 Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R5 Shares                                Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R6 Shares                                Contractual     1.15%      May 2, 2014       May 31, 2015

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual     1.80%   December 17, 2013  February 28, 2015
   Class C Shares                                 Contractual     2.55%   December 17, 2013  February 28, 2015
   Class R Shares                                 Contractual     2.05%   December 17, 2013  February 28, 2015
   Class R5 Shares                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class R6 Shares                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class Y Shares                                 Contractual     1.55%   December 17, 2013  February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual     1.71%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.46%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.96%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.46%   December 17, 2013  December 31, 2015

Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2015

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.47%   December 17, 2013  December 31, 2015

Invesco Macro International Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.18%   December 17, 2013  December 31, 2015

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares              Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares              Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares              Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R Shares              Contractual     2.50%      July 1, 2012      June 30, 2015
   Class R5 Shares             Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares              Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Premium Income Fund
   Class A Shares              Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares              Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares              Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares             Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares             Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares              Contractual     0.64%   December 13, 2011  February 28, 2015

Invesco Select Companies Fund
   Class A Shares              Contractual     2.00%      July 1, 2009      June 30. 2015
   Class B Shares              Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares              Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares              Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares             Contractual     1.75%      July 1, 2009      June 30, 2015
   Class Y Shares              Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Strategic Income Fund
   Class A Shares              Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares              Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares              Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares              Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares             Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares             Contractual     0.57%      May 2, 2014       May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Real Estate Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2015

Invesco High Yield Fund
   Class A Shares                Contractual     1.50%      July 1, 2013    June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2013    June 30, 2015
   Class R6 Shares               Contractual     1.25%      July 1, 2013    June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2013    June 30, 2015
   Investor Class Shares         Contractual     1.50%      July 1, 2013    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                      CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
 FUND                  VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
 ----                 ------------ ----------  ------------------ -------------
 Invesco Limited
   Maturity Treasury
   Fund
    Class A Shares    Contractual     1.50%       July 1, 2012    June 30, 2015
    Class A2 Shares   Contractual     1.40%       July 1, 2012    June 30, 2015
    Class R5 Shares   Contractual     1.25%       July 1, 2012    June 30, 2015
    Class Y Shares    Contractual     1.25%       July 1, 2012    June 30, 2015

 Invesco Real Estate
   Fund
    Class A Shares    Contractual     2.00%       July 1, 2012    June 30, 2015
    Class B Shares    Contractual     2.75%       July 1, 2012    June 30, 2015
    Class C Shares    Contractual     2.75%       July 1, 2012    June 30, 2015
    Class R Shares    Contractual     2.25%       July 1, 2012    June 30, 2015
    Class R5 Shares   Contractual     1.75%       July 1, 2012    June 30, 2015
    Class R6 Shares   Contractual     1.75%    September 24, 2012 June 30, 2015
    Class Y Shares    Contractual     1.75%       July 1, 2012    June 30, 2015
    Investor Class    Contractual     2.00%       July 1, 2012    June 30, 2015
      Shares

 Invesco Short Term
   Bond Fund
    Class A Shares    Contractual     1.40%       July 1, 2013    June 30, 2015
    Class C Shares    Contractual     1.75%/2/    July 1, 2013    June 30, 2015
    Class R Shares    Contractual     1.75%       July 1, 2013    June 30, 2015
    Class R5 Shares   Contractual     1.25%       July 1, 2013    June 30, 2015
    Class R6 Shares   Contractual     1.25%       July 1, 2013    June 30, 2015
    Class Y Shares    Contractual     1.25%       July 1, 2013    June 30, 2015

 Invesco U.S.
   Government Fund
    Class A Shares    Contractual     1.50%       July 1, 2012    June 30, 2015
    Class B Shares    Contractual     2.25%       July 1, 2012    June 30, 2015
    Class C Shares    Contractual     2.25%       July 1, 2012    June 30, 2015
    Class R Shares    Contractual     1.75%       July 1, 2012    June 30, 2015
    Class R5 Shares   Contractual     1.25%       July 1, 2012    June 30, 2015
    Class Y Shares    Contractual     1.25%       July 1, 2012    June 30, 2015
    Investor Class    Contractual     1.50%       July 1, 2012    June 30, 2015
      Shares

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
 FUND                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
 ----                 ------------ ---------- ------------------ -------------
 Invesco American
   Value Fund
    Class A Shares    Contractual     2.00%      July 1, 2013    June 30, 2015
    Class B Shares    Contractual     2.75%      July 1, 2013    June 30, 2015
    Class C Shares    Contractual     2.75%      July 1, 2013    June 30, 2015
    Class R Shares    Contractual     2.25%      July 1, 2013    June 30, 2015
    Class R5 Shares   Contractual     1.75%      July 1, 2013    June 30, 2015
    Class R6 Shares   Contractual     1.75%      July 1, 2013    June 30, 2015
    Class Y Shares    Contractual     1.75%      July 1, 2013    June 30, 2015

 Invesco Comstock
   Fund
    Class A Shares    Contractual     2.00%      July 1, 2012    June 30, 2015
    Class B Shares    Contractual     2.75%      July 1, 2012    June 30, 2015
    Class C Shares    Contractual     2.75%      July 1, 2012    June 30, 2015
    Class R Shares    Contractual     2.25%      July 1, 2012    June 30, 2015
    Class R5 Shares   Contractual     1.75%      July 1, 2012    June 30, 2015
    Class R6 Shares   Contractual     1.75%   September 24, 2012 June 30, 2015
    Class Y Shares    Contractual     1.75%      July 1, 2012    June 30, 2015

 Invesco Energy Fund
    Class A Shares    Contractual     2.00%      July 1, 2009    June 30, 2015
    Class B Shares    Contractual     2.75%      July 1, 2009    June 30, 2015
    Class C Shares    Contractual     2.75%      July 1, 2009    June 30, 2015
    Class R5 Shares   Contractual     1.75%      July 1, 2009    June 30, 2015
    Class Y Shares    Contractual     1.75%      July 1, 2009    June 30, 2015
    Investor Class    Contractual     2.00%      July 1, 2009    June 30, 2015
      Shares

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
 FUND                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
 ----                 ------------ ---------- ----------------- ---------------
 Invesco Dividend
   Income Fund
    Class A Shares    Contractual     1.10%   February 6, 2013  August 31, 2014
    Class B Shares    Contractual     1.85%   February 6, 2013  August 31, 2014
    Class C Shares    Contractual     1.85%   February 6, 2013  August 31, 2014
    Class R5 Shares   Contractual     0.85%   February 6, 2013  August 31, 2014
    Class R6 Shares   Contractual     0.85%   February 6, 2013  August 31, 2014
    Class Y Shares    Contractual     0.85%   February 6, 2013  August 31, 2014
    Investor Class    Contractual     1.10%   February 6, 2013  August 31, 2014
      Shares

 Invesco Dividend
   Income Fund
    Class A Shares    Contractual     1.14%   September 1, 2014 August 31, 2015
    Class B Shares    Contractual     1.89%   September 1, 2014 August 31, 2015
    Class C Shares    Contractual     1.89%   September 1, 2014 August 31, 2015
    Class R5 Shares   Contractual     0.89%   September 1, 2014 August 31, 2015
    Class R6 Shares   Contractual     0.89%   September 1, 2014 August 31, 2015
    Class Y Shares    Contractual     0.89%   September 1, 2014 August 31, 2015
    Investor Class    Contractual     1.14%   September 1, 2014 August 31, 2015
      Shares

 Invesco Gold &
   Precious Metals
   Fund
    Class A Shares    Contractual     2.00%     July 1, 2009     June 30, 2015
    Class B Shares    Contractual     2.75%     July 1, 2009     June 30, 2015
    Class C Shares    Contractual     2.75%     July 1, 2009     June 30, 2015
    Class Y Shares    Contractual     1.75%     July 1, 2009     June 30, 2015
    Investor Class    Contractual     2.00%     July 1, 2009     June 30, 2015
      Shares

 Invesco Mid Cap
   Growth Fund
    Class A Shares    Contractual     1.15%     July 15, 2013   August 31, 2015
    Class B Shares    Contractual     1.90%     July 15, 2013   August 31, 2015
    Class C Shares    Contractual     1.90%     July 15, 2013   August 31, 2015
    Class R Shares    Contractual     1.40%     July 15, 2013   August 31, 2015
    Class R5 Shares   Contractual     0.90%     July 15, 2013   August 31, 2015
    Class R6 Shares   Contractual     0.90%     July 15, 2013   August 31, 2015
    Class Y Shares    Contractual     0.90%     July 15, 2013   August 31, 2015

 Invesco Small Cap
   Value Fund
    Class A Shares    Contractual     2.00%     July 1, 2012     June 30, 2015
    Class B Shares    Contractual     2.75%     July 1, 2012     June 30, 2015
    Class C Shares    Contractual     2.75%     July 1, 2012     June 30, 2015
    Class Y Shares    Contractual     1.75%     July 1, 2012     June 30, 2015

 Invesco Technology
   Fund
    Class A Shares    Contractual     2.00%     July 1, 2012     June 30, 2015
    Class B Shares    Contractual     2.75%     July 1, 2012     June 30, 2015
    Class C Shares    Contractual     2.75%     July 1, 2012     June 30, 2015
    Class R5 Shares   Contractual     1.75%     July 1, 2012     June 30, 2015
    Class Y Shares    Contractual     1.75%     July 1, 2012     June 30, 2015
    Investor Class    Contractual     2.00%     July 1, 2012     June 30, 2015
      Shares

 Invesco Technology
   Sector Fund
    Class A Shares    Contractual     2.00%   February 12, 2010  June 30, 2015
    Class B Shares    Contractual     2.75%   February 12, 2010  June 30, 2015
    Class C Shares    Contractual     2.75%   February 12, 2010  June 30, 2015
    Class Y Shares    Contractual     1.75%   February 12, 2010  June 30, 2015

 Invesco Value
   Opportunities Fund
    Class A Shares    Contractual     2.00%     July 1, 2012     June 30, 2015
    Class B Shares    Contractual     2.75%     July 1, 2012     June 30, 2015
    Class C Shares    Contractual     2.75%     July 1, 2012     June 30, 2015
    Class R Shares    Contractual     2.25%     July 1, 2012     June 30, 2015
    Class R5 Shares   Contractual     1.75%     July 1, 2012     June 30, 2015
    Class Y Shares    Contractual     1.75%     July 1, 2012     June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                      ------------ ---------- ----------------- -----------------
Invesco High Yield
  Municipal Fund
   Class A Shares         Contractual     1.50%     July 1, 2012      June 30, 2015
   Class B Shares         Contractual     2.25%     July 1, 2012      June 30, 2015
   Class C Shares         Contractual     2.25%     July 1, 2012      June 30, 2015
   Class R5 Shares        Contractual     1.25%     July 1, 2012      June 30, 2015
   Class Y Shares         Contractual     1.25%     July 1, 2012      June 30, 2015

Invesco Intermediate
  Term Municipal Income
  Fund
   Class A Shares         Contractual     0.80%     July 1, 2013      June 30, 2015
   Class B Shares         Contractual     1.55%     July 1, 2013      June 30, 2015
   Class C Shares         Contractual     1.55%     July 1, 2013      June 30, 2015
   Class Y Shares         Contractual     0.55%     July 1, 2013      June 30, 2015

Invesco Municipal Income
  Fund
   Class A Shares         Contractual     1.50%     July 1, 2013      June 30, 2015
   Class B Shares         Contractual     2.25%     July 1, 2013      June 30, 2015
   Class C Shares         Contractual     2.25%     July 1, 2013      June 30, 2015
   Class Y Shares         Contractual     1.25%     July 1, 2013      June 30, 2015
   Investor Class         Contractual     1.50%    July 15, 2013      June 30, 2015

Invesco New York Tax
  Free Income Fund
   Class A Shares         Contractual     1.50%     July 1, 2012      June 30, 2015
   Class B Shares         Contractual     2.25%     July 1, 2012      June 30, 2015
   Class C Shares         Contractual     2.25%     July 1, 2012      June 30, 2015
   Class Y Shares         Contractual     1.25%     July 1, 2012      June 30, 2015

Invesco Tax-Free
  Intermediate Fund
   Class A Shares         Contractual     1.50%     July 1, 2012      June 30, 2015
   Class A2 Shares        Contractual     1.25%     July 1, 2012      June 30, 2015
   Class C Shares         Contractual     2.25%    June 30, 2013      June 30, 2015
   Class R5 Shares        Contractual     1.25%     July 1, 2012      June 30, 2015
   Class Y Shares         Contractual     1.25%     July 1, 2012      June 30, 2015

                              INVESCO MANAGEMENT TRUST

                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                      ------------ ---------- ----------------- -----------------
Invesco Conservative
  Income Fund
   Institutional Class    Contractual     0.28%    June 26, 2014      June 30, 2015

                              INVESCO SECURITIES TRUST

                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                      ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk
  Aggressive Allocation
  Fund                    Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                             as of July 1, 2014

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                             EFFECTIVE DATE
                                    CONTRACTUAL/  EXPENSE      OF CURRENT      EXPIRATION
FUND                                 VOLUNTARY   LIMITATION      LIMIT            DATE
----                                ------------ ----------  -------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/  July 1, 2009  December 31, 2014
   Corporate Class                  Contractual     0.17%     July 1, 2009  December 31, 2014
   Institutional Class              Contractual     0.14%     July 1, 2009  December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/  July 1, 2009  December 31, 2014
   Private Investment Class         Contractual     0.44%/2/  July 1, 2009  December 31, 2014
   Reserve Class                    Contractual     1.01%/2/  July 1, 2009  December 31, 2014
   Resource Class                   Contractual     0.30%/2/  July 1, 2009  December 31, 2014

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/  July 1, 2009  December 31, 2014
   Corporate Class                  Contractual     0.17%     July 1, 2009  December 31, 2014
   Institutional Class              Contractual     0.14%     July 1, 2009  December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/  July 1, 2009  December 31, 2014
   Private Investment Class         Contractual     0.39%/2/  July 1, 2009  December 31, 2014
   Reserve Class                    Contractual     1.01%/2/  July 1, 2009  December 31, 2014
   Resource Class                   Contractual     0.30%/2/  July 1, 2009  December 31, 2014

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/  July 1, 2009  December 31, 2014
   Corporate Class                  Contractual     0.17%     July 1, 2009  December 31, 2014
   Institutional Class              Contractual     0.14%     July 1, 2009  December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/  July 1, 2009  December 31, 2014
   Private Investment Class         Contractual     0.44%/2/  July 1, 2009  December 31, 2014
   Reserve Class                    Contractual     1.01%/2/  July 1, 2009  December 31, 2014
   Resource Class                   Contractual     0.34%     July 1, 2009  December 31, 2014

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/  July 1, 2009  December 31, 2014
   Corporate Class                  Contractual     0.17%     July 1, 2009  December 31, 2014
   Institutional Class              Contractual     0.14%     July 1, 2009  December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/  July 1, 2009  December 31, 2014
   Private Investment Class         Contractual     0.44%/2/  July 1, 2009  December 31, 2014
   Reserve Class                    Contractual     1.01%/2/  July 1, 2009  December 31, 2014
   Resource Class                   Contractual     0.30%/2/  July 1, 2009  December 31, 2014

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/  July 1, 2009  December 31, 2014
   Corporate Class                  Contractual     0.28%     July 1, 2009  December 31, 2014
   Institutional Class              Contractual     0.25%     July 1, 2009  December 31, 2014
   Personal Investment Class        Contractual     0.80%/2/  July 1, 2009  December 31, 2014
   Private Investment Class         Contractual     0.50%/2/  July 1, 2009  December 31, 2014
   Reserve Class                    Contractual     1.12%/2/  July 1, 2009  December 31, 2014
   Resource Class                   Contractual     0.41%/2/  July 1, 2009  December 31, 2014

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/  July 1, 2009  December 31, 2014
   Corporate Class                  Contractual     0.17%     July 1, 2009  December 31, 2014
   Institutional Class              Contractual     0.14%     July 1, 2009  December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/  July 1, 2009  December 31, 2014
   Private Investment Class         Contractual     0.44%/2/  July 1, 2009  December 31, 2014
   Reserve Class                    Contractual     1.01%/2/  July 1, 2009  December 31, 2014
   Resource Class                   Contractual     0.30%/2/  July 1, 2009  December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 1, 2014

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                   ------------ ---------- ----------------- --------------
Invesco V.I. American
  Franchise Fund
   Series I Shares     Contractual     2.00%     July 1, 2014    June 30, 2015

   Series II Shares    Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. American
  Value Fund
   Series I Shares     Contractual     2.00%     July 1, 2012    June 30, 2015

   Series II Shares    Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I.
  Balanced-Risk
  Allocation Fund/1/
   Series I Shares     Contractual     0.76%     May 1, 2014     April 30, 2015

   Series II Shares    Contractual     1.01%     May 1, 2014     April 30, 2015

Invesco V.I. Comstock
  Fund
   Series I Shares     Contractual     0.78%     May 1, 2013     April 30, 2015

   Series II Shares    Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. Core
  Equity Fund
   Series I Shares     Contractual     2.00%     May 1, 2013     June 30, 2015

   Series II Shares    Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I.
  Diversified
  Dividend Fund
   Series I Shares     Contractual     2.00%     May 1, 2013     June 30, 2015

   Series II Shares    Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I.
  Diversified Income
  Fund
   Series I Shares     Contractual     0.75%     July 1, 2005    April 30, 2015

   Series II Shares    Contractual     1.00%     July 1, 2005    April 30, 2015

Invesco V.I.
  Equally-Weighted
  S&P 500 Fund
   Series I Shares     Contractual     2.00%     July 1, 2012    June 30, 2015

   Series II Shares    Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Equity
  and Income Fund
   Series I Shares     Contractual     1.50%     July 1, 2012    June 30, 2015

   Series II Shares    Contractual     1.75%     July 1, 2012    June 30, 2015

Invesco V.I. Global
  Core Equity Fund
   Series I Shares     Contractual     2.25%     July 1, 2012    June 30, 2015

   Series II Shares    Contractual     2.50%     July 1, 2012    June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 1, 2014

                          CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                      ------------  ----------  -----------------  ---------------
Invesco V.I. Global
  Health Care Fund
   Series I Shares        Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares       Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Global Real
  Estate Fund
   Series I Shares        Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares       Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Government
  Securities Fund
   Series I Shares        Contractual     1.50%       May 1, 2013      June 30, 2015

   Series II Shares       Contractual     1.75%       May 1, 2013      June 30, 2015

Invesco V.I. Growth and
  Income Fund
   Series I Shares        Contractual     0.78%       May 1. 2013      April 30, 2015

   Series II Shares       Contractual     1.03%       May 1, 2013      April 30, 2015

Invesco V.I. High Yield
  Fund
   Series I Shares        Contractual     1.50%       May 1, 2014      June 30, 2015

   Series II Shares       Contractual     1.75%       May 1, 2014      June 30, 2015

Invesco V.I.
  International Growth
  Fund
   Series I Shares        Contractual     2.25%       July 1, 2012     June 30, 2015

   Series II Shares       Contractual     2.50%       July 1, 2012     June 30, 2015

Invesco V.I. Managed
  Volatility Fund
   Series I Shares        Contractual     1.03%      April 30, 2014    April 30, 2015

   Series II Shares       Contractual     1.28%      April 30, 2014    April 30, 2015

Invesco V.I. Mid Cap
  Core Equity Fund
   Series I Shares        Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares       Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Mid Cap
  Growth Fund
   Series I Shares        Contractual     2.00%       July 1, 2014     June 30, 2015

   Series II Shares       Contractual     2.25%       July 1, 2014     June 30, 2015

Invesco V.I. Money
  Market Fund
   Series I Shares        Contractual     1.50%       May 1. 2013      June 30, 2015

   Series II Shares       Contractual     1.75%       May 1, 2013      June 30, 2015

Invesco V.I. S&P 500
  Index Fund
   Series I Shares        Contractual     2.00%       July 1, 2012     June 30, 2015

   Series II Shares       Contractual     2.25%       July 1, 2012     June 30, 2015

                                                             as of July 1, 2014

                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                 ------------  ----------  -----------------  --------------
Invesco V.I. Small
  Cap Equity Fund
   Series I Shares   Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares  Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I.
  Technology Fund
   Series I Shares   Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares  Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Value
  Opportunities Fund
   Series I Shares   Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares  Contractual     2.25%       May 1, 2013      June 30, 2015

                                                             as of July 1, 2014

                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----               ------------  ----------  -----------------  ----------------
Invesco Municipal
  Income
  Opportunities
  Trust........... Contractual     0.67%     August 27, 2012    August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND               VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----              ------------  ----------  -----------------  -----------------
Invesco Quality
  Municipal
  Income Trust... Contractual     0.50%     October 15, 2012   October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND               VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----              ------------  ----------  -----------------  -----------------
Invesco Value
  Municipal
  Income Trust... Contractual     0.46%     October 15, 2012   October 31, 2014

                                                               Sub-Item 77Q1(e)

                           INVESCO MANAGEMENT TRUST

                     MASTER INVESTMENT ADVISORY AGREEMENT

   THIS AGREEMENT is made 30/th/ day of June, 2014, by and between Invesco Management Trust, a Delaware statutory trust (the "Trust") with respect to its series of shares shown on Appendix A attached hereto, as the same may be amended from time to time, and Invesco Advisers, Inc., a Delaware corporation (the "Adviser").

                                   RECITALS

   WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

   WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

   WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created one separate series portfolio (such portfolio and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

   WHEREAS, the Trust and the Adviser desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

   1. ADVISORY SERVICES. The Adviser shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Adviser shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

   2. INVESTMENT ANALYSIS AND IMPLEMENTATION. In carrying out its obligations under Section 1 hereof, the Adviser shall:

      (a) supervise all aspects of the operations of the Funds;

      (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Adviser considers desirable for inclusion in the Funds' assets;

      (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

      (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

      (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

   3. SECURITIES LENDING DUTIES AND FEES. The Adviser agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Adviser's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

   As compensation for such services provided by the Adviser in connection with securities lending activities of each Fund, a lending Fund shall pay the Adviser a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

   4. DELEGATION OF RESPONSIBILITIES. The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

   5. INDEPENDENT CONTRACTORS. The Adviser and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

   6. CONTROL BY BOARD OF TRUSTEES. Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

   7. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

      (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

      (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

      (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

      (e) any other applicable provisions of state, federal or foreign law.

   8. BROKER-DEALER RELATIONSHIPS. The Adviser is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

      (a) The Adviser's primary consideration in effecting a security transaction will be to obtain the best execution.

      (b) In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

      (c) Subject to such policies as the Board of Trustees may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Adviser, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

      (d) With respect to one or more Funds, to the extent the Adviser does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Adviser may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

      (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Adviser may select brokers or dealers with which it or the Funds are affiliated.

  COMPENSATION. The compensation that each Fund shall pay the Adviser is set forth in Appendix B attached hereto.

   9. EXPENSES OF THE FUNDS. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

   10. SERVICES TO OTHER COMPANIES OR ACCOUNTS. The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

   11. NON-EXCLUSIVITY. The Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Adviser may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

   12. EFFECTIVE DATE, TERM AND APPROVAL. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2015, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

      (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

      (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
   Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

   14. TERMINATION. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, on sixty
(60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

   15. AMENDMENT. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

   16. LIABILITY OF ADVISOR AND FUND. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Adviser to one Fund shall not automatically impart liability on the part of the Adviser to any other Fund. No Fund shall be liable for the obligations of any other Fund.

   17. LIABILITY OF SHAREHOLDERS. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

   18. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

   19. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

   20. LICENSE AGREEMENT. The Trust shall have the non-exclusive right to use the name "Invesco" to designate any current or future series of shares only so long as Invesco Advisers, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                        INVESCO MANAGEMENT TRUST
                                        (a Delaware statutory trust)

Attest:

  /s/ Peter Davidson                    By:     /s/ John M. Zerr
--------------------------------------      -------------------------------------
        ASSISTANT SECRETARY                     JOHN M. ZERR
                                                SENIOR VICE PRESIDENT

Attest:                                 INVESCO ADVISERS, INC.

  /s/ Peter Davidson                    By:     /s/ John M. Zerr
--------------------------------------      -------------------------------------
        ASSISTANT SECRETARY                     JOHN M. ZERR
                                                SENIOR VICE PRESIDENT

                                  APPENDIX A
                           FUNDS AND EFFECTIVE DATES

                                                  EFFECTIVE DATE
                                                   OF ADVISORY
                NAME OF FUND                        AGREEMENT
                ------------                      --------------
                Invesco Conservative Income Fund  June 30, 2014

                                  APPENDIX B
                          COMPENSATION TO THE ADVISER

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                       INVESCO CONSERVATIVE INCOME FUND

                       NET ASSETS           ANNUAL RATE*
                       ----------           ------------
                       First $1 billion....     0.25%
                       Over $1 billion.....     0.22%

                                                               Sub-Item 77Q1(e)

                   MASTER INTERGROUP SUB-ADVISORY CONTRACT
                                FOR MUTUAL FUNDS

   This contract is made as of June 26, 2014, by and among Invesco Advisers, Inc. (the "Adviser") and each of Invesco Canada Ltd.,, Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited,, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

   WHEREAS:

    A) The Adviser has entered into an investment advisory agreement with Invesco Management Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

    B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

    C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

    D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES AS SUB-ADVISER. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

   (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

   (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

   (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

3. BROKER-DEALER RELATIONSHIPS. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. BOOKS AND RECORDS. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

5. FURTHER DUTIES.

   (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

   (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each

Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.

   (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

   (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.

   (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

   (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

   (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

   (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

6. SERVICES NOT EXCLUSIVE. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. USE OF SUBSIDIARIES AND AFFILIATES. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

8. COMPENSATION.

   (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.

   (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

   (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. FEE WAIVERS AND EXPENSE LIMITATIONS. If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10. LIMITATION OF LIABILITY OF SUB-ADVISER AND INDEMNIFICATION. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

11. DURATION AND TERMINATION.

   (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

   (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2015. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

   (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.

12. AMENDMENT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

13. NOTICES. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.

14. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15. MULTIPLE SUB-ADVISORY AGREEMENTS. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.

16. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

INVESCO ASSET MANAGEMENT                      INVESCO ASSET MANAGEMENT
DEUTSCHLAND GMBH                              LIMITED

Sub-Adviser                                   Sub-Adviser

By:    /s/ C. Puschmann  /s/ A. Lehmann       By:    /s/ M. McLoughlin
       -------------------------------------         --------------------------------
Name:  C. Puschmann      A. Lehmann           Name:  M. McLoughlin
Title: Managing Director Managing Director    Title: Director

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED      INVESCO AUSTRALIA LIMITED

Sub-Adviser                                   Sub-Adviser

By:    /s/ Masakazu Hasegawa                  By:    /s/ Marc Franc /s/ Mark Yesberg
       -------------------------------------         --------------------------------
Name:  Masakazu Hasegawa                      Name:  Martin Franc   Mark Yesberg
Title: Managing Director                      Title: CEO            COO

INVESCO HONG KONG LIMITED                     INVESCO SENIOR SECURED MANAGEMENT,
                                              INC.

Sub-Adviser                                   Sub-Adviser

By:    /s/ Fanny Lee     /s/ Gracie Liu       By:    /s/ Jeffrey H. Kupor
       -------------------------------------         --------------------------------
Name:  Fanny Lee         Gracie Liu           Name:  Jeffrey H. Kupor
Title: Director          Director             Title: Secretary & General
                                                     Counsel

INVESCO CANADA LTD.

Sub-Adviser

By:    /s/ Harsh Damani
       -------------------------------------
Name:  Harsh Damani
Title: SVP CFO Funds

By:    /s/ Peter Intraligi
       -------------------------------------
Name:  Peter Intraligi
Title: President & Chief Operating
       Officer

                                   EXHIBIT A

                                     FUNDS

Invesco Conservative Income Fund

                                   EXHIBIT B

                           ADDRESSES OF SUB-ADVISORS

Invesco Asset Management Deutschland GmbH
An der Welle 5, 1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Limited
Perpetual Park
Perpetual Park Drive
Henley-on -Th ames
Oxfordshire
RG9 1HH
United Kingdom

Invesco Asset Management (Japan) Limited
Roppongi Hills Mori Tower 14F
6-10-1 Roppongi, Minato-ku, Tokyo 106-6114

Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Victoria 3000, Australia

Invesco Hong Kong Limited
41/F Citibank Tower
3 Garden Road, Central
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas, 27th Floor
New York, NY 10036
USA

Invesco Canada Ltd.
5140 Yonge Street
Suite 900
Toronto, ON, M2N 6X7

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 6

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of June 26, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Management Trust, on behalf of its series portfolio, Invesco Conservative Income Fund (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Management Trust to the Contract and the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Andrew Schlossberg
        --------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                          EIGHTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Eighth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL/*/
---------                                  ----------------- -----------------
Invesco American Franchise Fund            February 12, 2010
Invesco California Tax-Free Income Fund    February 12, 2010
Invesco Core Plus Bond Fund                  June 2, 2009
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010
Invesco Equity and Income Fund             February 12, 2010
Invesco Floating Rate Fund                  April 14, 2006
Invesco Global Real Estate Income Fund       March 9, 2007
Invesco Growth and Income Fund             February 12, 2010
Invesco Low Volatility Equity Yield Fund    March 31, 2006
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010
Invesco S&P 500 Index Fund                 February 12, 2010
Invesco Small Cap Discovery Fund           February 12, 2010
Invesco Strategic Real Return Fund          April 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL/*/
---------                                  ----------------- -----------------
Invesco Charter Fund                         June 21, 2000
Invesco Diversified Dividend Fund          December 28, 2001
Invesco Summit Fund                          July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                      ----------------- -----------------
 Invesco European Small Company Fund        August 30, 2000
 Invesco Global Core Equity Fund           December 27, 2000
 Invesco International Small Company Fund   August 30, 2000
 Invesco Small Cap Equity Fund              August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco Convertible Securities Fund      February 12, 2010
 Invesco Global Low Volatility Equity
   Yield Fund                             September 1, 2001
 Invesco Mid Cap Core Equity Fund         September 1, 2001
 Invesco Small Cap Growth Fund            September 11, 2000
 Invesco U.S. Mortgage Fund               February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco Asia Pacific Growth Fund             June 21, 2000
Invesco European Growth Fund                 June 21, 2000
Invesco Global Growth Fund                   June 21, 2000
Invesco Global Opportunities Fund           August 1, 2012
Invesco Global Small & Mid Cap Growth Fund   June 21, 2000
Invesco International Core Equity Fund     November 25, 2003
Invesco International Growth Fund            June 21, 2000
Invesco Select Opportunities Fund           August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                      ------------------ -----------------
Invesco All Cap Market Neutral Fund       December 17, 2013
Invesco Balanced-Risk Allocation Fund        May 29, 2009
Invesco Balanced-Risk Commodities
  Strategy Fund                           November 29, 2010
Invesco China Fund                          March 31, 2006
Invesco Developing Markets Fund           September 1, 2001
Invesco Emerging Market Local Currency
  Debt Fund                                 June 14, 2010
Invesco Emerging Markets Equity Fund         May 11, 2011
Invesco Endeavor Fund                      November 4, 2003
Invesco Global Health Care Fund           September 1, 2001
Invesco Global Infrastructure Fund           May 2, 2014
Invesco Global Market Neutral Fund        December 17, 2013
Invesco Global Markets Strategy Fund      September 26, 2012
Invesco Global Targeted Returns Fund      December 17, 2013
Invesco International Total Return Fund     March 31, 2006
Invesco Long/Short Equity Fund            December 17, 2013
Invesco Low Volatility Emerging Markets
  Fund                                    December 17, 2013
Invesco MLP Fund                            April 30, 2014
Invesco Macro International Equity Fund   December 17, 2013
Invesco Macro Long/Short Fund             December 17, 2013
Invesco Pacific Growth Fund               February 12, 2010
Invesco Premium Income Fund               December 13, 2011
Invesco Select Companies Fund              November 4, 2003
Invesco Strategic Income Fund                May 2, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                      ------------------ -----------------
Invesco Corporate Bond Fund               February 12, 2010
Invesco Global Real Estate Fund             April 29, 2005
Invesco High Yield Fund                      June 1, 2000
Invesco Limited Maturity Treasury Fund       June 1, 2000
Invesco Money Market Fund                    June 1, 2000
Invesco Real Estate Fund                  September 11, 2000
Invesco Short Term Bond Fund               August 29, 2002
Invesco U.S. Government Fund                 June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco American Value Fund                February 12, 2010
Invesco Comstock Fund                      February 12, 2010
Invesco Dividend Income Fund               November 25, 2003
Invesco Energy Fund                        November 25, 2003
Invesco Gold & Precious Metals Fund        November 25, 2003
Invesco Mid Cap Growth Fund                February 12, 2010
Invesco Small Cap Value Fund               February 12, 2010
Invesco Technology Fund                    November 25, 2003
Invesco Technology Sector Fund             February 12, 2010
Invesco Value Opportunities Fund           February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco High Yield Municipal Fund          February 12, 2010
Invesco Intermediate Term Municipal
  Income Fund                              February 12, 2010
Invesco Municipal Income Fund              February 12, 2010
Invesco New York Tax Free Income Fund      February 12, 2010
Invesco Tax-Exempt Cash Fund                 June 1, 2000
Invesco Tax-Free Intermediate Fund           June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Premier Portfolio                          November 25, 2003
Premier Tax-Exempt Portfolio               November 25, 2003
Premier U.S. Government Money Portfolio    November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco V.I. American Franchise Fund       February 12, 2010
Invesco V.I. American Value Fund           February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund    May 1, 2000
Invesco V.I. Comstock Fund                 February 12, 2010
Invesco V.I. Core Equity Fund                 May 1, 2000
Invesco V.I. Diversified Dividend Fund     February 9, 2010
Invesco V.I. Diversified Income Fund          May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund February 12, 2010
Invesco V.I. Equity and Income Fund        February 12, 2010
Invesco V.I. Global Core Equity Fund       February 10, 2010
Invesco V.I. Global Health Care Fund        April 30, 2004
Invesco V.I. Global Real Estate Fund        April 30, 2004
Invesco V.I. Government Securities Fund       May 1, 2000
Invesco V.I. Growth and Income Fund        February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. High Yield Fund                 May 1, 2000
Invesco V.I. International Growth Fund       May 1, 2000
Invesco V.I. Managed Volatility Fund        April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund     September 10, 2001
Invesco V.I. Mid Cap Growth Fund          February 12, 2010
Invesco V.I. Money Market Fund               May 1, 2000
Invesco V.I. S&P 500 Index Fund           February 12, 2010
Invesco V.I. Small Cap Equity Fund        September 1, 2003
Invesco V.I. Technology Fund                April 30, 2004
Invesco V.I. Value Opportunities Fund     September 10, 2001

                          INVESCO MANAGEMENT TRUST

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                      ------------------ -----------------
Invesco Conservative Income Fund            June 26, 2014

                           INVESCO SECURITIES TRUST

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                      ------------------ -----------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                          January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                      ------------------ -----------------
Government & Agency Portfolio                June 1, 2000
Government TaxAdvantage Portfolio            June 1, 2000
Liquid Assets Portfolio                      June 1, 2000
STIC Prime Portfolio                         June 1, 2000
Tax-Free Cash Reserve Portfolio              June 1, 2000
Treasury Portfolio                           June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 1

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 30, 2012, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add AIM International Mutual Fund (Invesco International Mutual Funds), on behalf of its portfolios, Invesco Global Opportunities Fund and Invesco Global Select Companies Fund (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add AIM International Mutual Fund (Invesco International Mutual Funds) and to add the Funds as the recipients of the sub-advisory services by revising recital A) at the beginning of the Contract to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF") and AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") (collectively, the "Trust"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund (as a series portfolio of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (as series portfolios of AIMF) (collectively, the "Fund"); ; and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ BENJAMIN T. FULTON
        --------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 2

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of September 25, 2012, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Markets Strategy Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds); NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to Invesco Global Markets Strategy Fund as a recipients of the sub-advisory services by revising recital A) at the beginning of the Contract to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF") and AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") (collectively, the "Trust"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund, Invesco Global Markets Strategy Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (series portfolios of AIMF) (collectively, the "Fund"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ BENJAMIN T. FULTON
        --------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 3

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of February 25, 2013, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Securities Trust , on behalf of its portfolio, Invesco Balanced-Risk Aggressive Allocation Fund (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Securities Trust to the Contract and to add the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund and Invesco Global Markets Strategy Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:      /S/ JOHN M. ZERR
         --------------------------
NAME:    JOHN M. ZERR
TITLE:   SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ BENJAMIN T. FULTON
        --------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF
        GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 4

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 16, 2013, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) and to change the name of Invesco Global Select Companies Fund to Invesco Select Opportunities Fund (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Securities Trust to the Contract and to add the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund and Invesco Long/Short Equity Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:      /S/ JOHN M. ZERR
         --------------------------
NAME:    JOHN M. ZERR
TITLE:   SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ ANDREW SCHLOSSBERG
        --------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 5

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of April 22, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) and Invesco Strategic Real Return, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Funds as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund (series portfolios of
       AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ ANDREW SCHLOSSBERG
        --------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                             SUB-ADVISORY CONTRACT

   This contract is made as of December 14, 2011, by and among Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS:

    A) The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund (the "Fund");

    B) The Advisor is authorized to delegate any or all of its rights, duties and obligations under investment advisory agreements to sub-advisors, including sub-advisors that are affiliated with the Advisor;

    C) The Sub-Advisor represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment advisor under the Investment Advisers Act of 1940 ("Advisers Act"), or will be so registered prior to providing any services to the Fund under this Contract, and engages in the business of acting as an investment advisor; and

    D) The Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Advisor hereby appoints the Sub-Advisor as a sub-advisor of the Fund for the period and on the terms set forth herein. The Sub-Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES AS SUB-ADVISOR. Subject to paragraph 7 below, the Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Fund. The services and the portion of the investments of the Fund to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all its personnel performing services for the Fund related to research, statistical and investment activities.

   (a) Investment Advice. If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Fund and the Advisor with respect to all or a portion of the investments of the Fund or with respect to various investment techniques, and in connection with such advice shall furnish the Fund and the Advisor with such factual information, research reports and investment recommendations as the Advisor may reasonably require.

   (b) Order Execution. If and to the extent requested by the Advisor, the Sub-Advisor shall place orders for the purchase and sale of portfolio securities or other investments for the Fund. In so doing, the Sub-Advisor agrees that it shall comply with paragraph 3 below.

   (c) Discretionary Investment Management. If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Advisor, manage all or a portion of the investments of the Fund in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Advisor may impose with respect to the Fund by notice to the Sub-Advisor and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of the Fund, the Sub-Advisor is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Advisor may select; and (iii) upon the request of the Advisor, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Fund, the Sub-Advisor will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Board.

3. BROKER-DEALER RELATIONSHIPS. The Sub-Advisor agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution under the circumstances. Consistent with this obligation, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Fund or provide the Fund, the Advisor's other clients, or the Sub-Advisor's other clients with research, analysis, advice and similar services. The Sub-Advisor may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Advisor determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Advisor and the Sub-Advisor to the Fund and their other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Advisor, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Advisor simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Advisor, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. BOOKS AND RECORDS. The Sub-Advisor will maintain all required books and records with respect to the securities transactions of the Fund, and will furnish the Board and the Advisor with such periodic and special reports as the Board or the Advisor reasonably may request. The Sub-Advisor hereby agrees that all records which it maintains for the Advisor are the property of the Advisor, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Advisor and which are required to be maintained, and further agrees to surrender promptly to the Advisor any records which it maintains for the Advisor upon request by the Advisor.

5. FURTHER DUTIES.

   (a) In all matters relating to the performance of this Contract, the Sub-Advisor will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Advisor and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

   (b) The Sub-Advisor shall maintain compliance procedures for the Fund that it and the Advisor reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) and the investment objective(s) and policies as stated in the Fund's prospectus and statement of additional information. The Sub-Advisor at its expense will provide the Advisor or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, the Sub-Advisor will promptly report to the Advisor any material violations of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Advisor's compliance policies and procedures that pertain to the Fund.

   (c) The Sub-Advisor at its expense will make available to the Board and the Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Advisor and the Sub-Advisor, by telephone, in order to review the investment policies, performance and other investment related information regarding the Fund and to consult with the Board and the Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters related to the Sub-Advisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs. The Sub-Advisor and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Advisor and the Trust.

   (d) The Sub-Advisor will assist in the fair valuation of portfolio securities held by the Fund. The Sub-Advisor will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Advisor such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Advisor or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, the Sub-Advisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund at such times as the Advisor shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Fund's net asset value per share.

   (e) The Sub-Advisor represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisors Act and has provided the Advisor and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Advisor, but in any event no less frequently than annually, the Sub-Advisor will supply the Advisor a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Advisor's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Advisor's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

   (f) Upon request of the Advisor, the Sub-Advisor will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Advisor and each officer and portfolio manager thereof designated by the Advisor will provide on a timely basis such certifications or sub-certifications as the Advisor may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Advisor, on behalf of the Trust, deems are reasonably necessary.

   (g) Unless otherwise directed by the Advisor or the Board, the Sub-Advisor will vote all proxies received in accordance with the Advisor's proxy voting policy or, if the Sub-Advisor has a proxy voting policy approved by the Board, the Sub-Advisor's proxy voting policy. The Sub-Advisor shall maintain and shall forward to the Fund or its designated agent such proxy voting information as is necessary for the Fund to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

   (h) The Sub-Advisor shall provide the Fund's custodian on each business day with information relating to all transactions concerning the assets of the Fund and shall provide the Advisor with such information upon request of the Advisor.

6. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Advisor hereunder are not to be deemed exclusive and the Sub-Advisor shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. USE OF SUBSIDIARIES AND AFFILIATES. The Sub-Advisor may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Fund pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Fund pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or
(ii) a vote of a majority of the Fund's outstanding voting securities.

8. COMPENSATION.

   (a) The only fees payable to the Sub-Advisors under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Advisor will pay the Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Advisor receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of the Fund as to which the Sub-Advisor shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of the Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Advisor, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisor under this Contract exceed 40% of the monthly compensation that the Advisor receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Advisor, if any.

   (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

   (c) If the Sub-Advisor provides the services under paragraph 2(c) above to the Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. FEE WAIVERS AND EXPENSE LIMITATIONS. If, for any fiscal year of the Fund, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Advisor is reduced because of contractual or voluntary fee waivers or expense limitations by the Advisor, the fee payable to the Sub-Advisor pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Advisor reimburses the Fund as a result of such expense limitations, the Sub-Advisor shall reimburse the Advisor that proportion of such reimbursement payments which the fee payable to the Sub-Advisor pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10. LIMITATION OF LIABILITY OF SUB-ADVISOR AND INDEMNIFICATION. The Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of the Sub-Advisor, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Sub-Advisor even though paid by it.

11. DURATION AND TERMINATION.

   (a) This Contract shall become effective with respect to the Sub-Advisor upon the later of the date hereabove written and the date that the Sub-Advisor is registered with the SEC as an investment advisor under the Advisors Act, if the Sub-Advisor is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to the Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, when required by the 1940 Act.

   (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until [June 30, 2012]. Thereafter, if not terminated, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

   (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Sub-Advisor; or (ii) by the Advisor on sixty days' written notice to the Sub-Advisor; or (iii) by the Sub-Advisor on sixty days' written notice to the Trust. Should this Contract be terminated with respect to the Sub-Advisor, the Advisor shall assume the duties and responsibilities of the Sub-Advisor unless and until the Advisor appoints another Sub-Advisor to perform such duties and responsibilities. This Contract will automatically terminate in the event of its assignment.

12. AMENDMENT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

13. NOTICES. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address the Sub-Advisor shall be 301 West Roosevelt Road, Wheaton, Illinois 60187.

14. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisors Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisors Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisors Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:      /S/ JOHN M. ZERR
         --------------------------
NAME:    JOHN M. ZERR
TITLE:   SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ BENJAMIN T. FULTON
        --------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS